UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2025

Commission File Number 1-07062

INNSUITES HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Ohio	34-6647590
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

InnSuites Hospitality Centre

1730 E. Northern Avenue, Suite 122

Phoenix, AZ 85020

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 944-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest without par value	IHT	NYSE-American

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Shareholders of InnSuites Hospitality Trust held on August 14, 2025, 7,172,442 shares were present in person or by proxy, which represented a quorum. Set forth below are the final voting results for the proposals submitted to a vote of the shareholders.

Election of Trustees:

Nominee	Votes For	Votes Against	Abstentions
James F. Wirth	6,797,769	8,556	366,117
Leslie (Les) T. Kutasi	6,446,530	353,235	372,677

Ratification of the BCRG Group as the InnSuites Hospitality Trust Independent Registered Public Accountants:

Nominee	Votes For	Votes Against	Abstentions
Ratification of the BCRG Group	7,124,341	359	47,742

Approval for Executive Officers Compensation:

Nominee	Votes For	Votes Against	Abstentions
Approval of Executive Officers Compensation	6,796,412	2,948	373,082

Approval of Frequency for Executive Officers Compensation (“Say-on-Pay” Frequency):

Nominee	Votes For 3 Years	Votes For 2 Years	Votes For 1 Year	Abstentions
Approval of Frequency for Executive Officers Compensation (“Say-on-Pay Frequency”)	6,369,568	41,182	392,149	4,052

On August 14, 2025, the Shareholders of the Trust approved the ratification of the BCRG Group as the Independent Registered Public Accountants for InnSuites Hospitality Trust. Also on August 14, 2025, the Shareholders of the Trust approved the compensation for our named Executive Officers. Additionally, on August 14, 2025, the Shareholders of the Trust selected the Frequency of every three years for our named Executive Officers, (“Say-on-Pay Frequency”). The Trustee Nominee for the 2026 Annual Shareholder Meeting will be Steven S. Robson.

Item 8.01 Other Events.

The Board of Trustees for InnSuites Hospitality Trust announced a semi-annual Dividend Declaration of $0.01 per share, which was paid on August 7, 2025, to shareholders of record as of July 25, 2025. This announcement continues an uninterrupted 55-year history of annual dividends. InnSuites hotel operations remain strong, while seeking multiple diversification projects with a potential high-risk, high-reward opportunity.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

	By:	/s/ James F. Wirth
James F. Wirth
Chairman and Chief Executive Officer

Date: August 14, 2025

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)